UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2019

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.875% Non-Cumulative Preferred Stock, Series A	AGM.PRA	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On November 14, 2019, the Board of Directors (“Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) declared a quarterly dividend on each of Farmer Mac’s three classes of common stock - Class A Voting Common Stock, Class B Voting Common Stock, and Class C Non-Voting Common Stock. The quarterly dividend of $0.70 per share of common stock will be payable on December 31, 2019 to holders of record of Farmer Mac’s common stock as of December 16, 2019.

Also on November 14, 2019, the Board declared a dividend on each of Farmer Mac’s three classes of preferred stock - 5.875% Non-Cumulative Preferred Stock, Series A (“Series A Preferred Stock”), 6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C (“Series C Preferred Stock”), and 5.700% Non-Cumulative Preferred Stock, Series D (“Series D Preferred Stock”). The quarterly dividend of $0.3672 per share of Series A Preferred Stock, $0.375 per share of Series C Preferred Stock, and $0.35625 per share of Series D Preferred Stock is for the period from but not including October 17, 2019 to and including January 17, 2020. The dividend on each of the Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock will be payable on January 17, 2020 to holders of record of those classes of stock, respectively, as of January 2, 2020. Each share of Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock has a par value and liquidation preference of $25.00 per share.

Information about the dividends declared by the Board on November 14, 2019 is also included in the press release attached to this report as Exhibit 99 and is incorporated by reference into this report. All references to www.farmermac.com in Exhibit 99 are inactive textual references only, and the information contained on Farmer Mac’s website is not incorporated by reference into this report.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

99    Press Release, dated November 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Executive Vice President – General Counsel

Dated: November 14, 2019